EXHIBIT 99.01

Intuit Non-GAAP Statement of Operations
  (excluding ITS)

In millions, except per share amounts Unaudited	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Forecast	Forecast
	Q104	Q204	Q304	Q404	FY04	Q105	Q205	Q305	Q405	FY05

Revenue
QuickBooks Related	$129.9	$201.4	$169.9	$152.7	$653.9	$145.6	$222.3	$196.6
Consumer Tax (CTG)	5.2	130.0	344.7	10.1	490.0	5.0	141.1	419.0
Professional Tax	6.9	156.8	82.5	5.7	251.9	7.4	150.6	99.8
Intuit Branded Small Business	47.0	55.6	51.7	52.6	206.9	53.5	60.7	56.4
Other Businesses	38.2	76.8	47.6	36.9	199.5	41.2	73.5	63.1

Total Revenue	$227.2	$620.6	$696.4	$258.0	$1,802.2	$252.8	$648.2	$834.9	$270-$285	$2,005 - $2,020

Revenue Growth
QuickBooks Related					18%					10%-14%
Consumer Tax (CTG)					16%					15%-16%
Professional Tax					3%					4%-5%
Intuit Branded Small Business					11%					6%-12%
Other Businesses					4%					5%-10%

Non-GAAP Income Statement
Total Revenue	227.2	620.6	696.4	258.0	1,802.2	252.8	648.2	834.9
Revenue Growth					13%					11%-12%

Total Cost of Revenue	72.7	113.1	94.3	73.0	353.0	75.4	116.4	102.0

Selling and Marketing	127.1	165.2	138.5	110.5	541.4	128.5	173.5	158.0
Research and Development	70.1	72.1	69.9	64.0	276.0	74.4	76.9	78.4
General and Administrative	42.2	46.8	43.1	46.5	178.7	49.6	56.4	67.7

Operating Expenses	239.5	284.2	251.4	221.1	996.1	252.6	306.8	304.2

Total Non-GAAP Expenses	312.2	397.2	345.6	294.1	1,349.1	327.9	423.3	406.1
Expense Growth					11%

Operating Income (Loss)	(85.0)	223.3	350.8	(36.0)	453.1	(75.2)	225.0	428.7	($45) - ($35)	$535 - $545

Operating Margin					25%
Interest Inc/Other	7.4	6.8	4.7	11.4	30.4	3.9	3.0	5.7

Pre-tax Income (Loss)	(77.6)	230.2	355.5	(24.6)	483.5	(71.3)	228.0	434.4
Income Tax Provision (Benefit)	(26.4)	78.3	120.9	(8.4)	164.4	(24.2)	77.5	147.7

Net Income (Loss)	$(51.2)	$151.9	$234.6	$(16.2)	$319.1	$(47.1)	$150.5	$286.7

Non GAAP EPS	(0.26)	0.75	1.18	(0.09)	$1.59	(0.25)	0.79	1.53	($0.12) - ($0.09)	$1.96-$1.99

Diluted Shares O/S	—	203.4	198.7	—	200.1	—	190.1	186.9		189-194
Primary Shares O/S	198.7	197.7	194.5	190.9	195.5	188.3	186.3	183.4	180-183	185-190
EPS Annual Growth					19%					23% - 25%

All amounts in this table exclude historical and forecast results for our Information Technology Solutions (ITS) business. These are non-GAAP financial measures. See the attached tables for GAAP reconciliations.

Intuit Inc.
Statement of Operations
Reclassification for ITS Discontinued Operations and Reconciliation to Non-GAAP Financial Measures
Fiscal Year 2004

In thousands, except per share amounts
Unaudited

	Three Months Ended October 31, 2003					Three Months Ended January 31, 2004					Three Months Ended April 30, 2004
	GAAP					GAAP					GAAP
	Results		Results			Results		Results			Results		Results
	per		Excluding	Non-GAAP		per		Excluding	Non-GAAP		per		Excluding	Non-GAAP
	Form 10-Q	ITS	ITS	Adjmts	Non-GAAP	Form 10-Q	ITS	ITS	Adjmts	Non-GAAP	Form 10-Q	ITS	ITS	Adjmts	Non-GAAP
Total net revenue	$239,322	$12,125	$227,197	$—	$227,197	$633,371	$12,793	$620,578	$—	$620,578	$709,838	$13,424	$696,414	$—	$696,414

Costs and expenses:
Cost of product, service, other revenue	73,364	646	72,718	—	72,718	113,980	903	113,077	—	113,077	94,915	665	94,250	—	94,250
Amortization of purchased assets	3,222	663	2,559	(2,559)	—	3,257	713	2,544	(2,544)	—	3,354	813	2,541	(2,541)	—
Selling and marketing	131,775	4,639	127,136	—	127,136	169,909	4,679	165,230	—	165,230	143,525	5,048	138,477	—	138,477
Research and development	70,634	537	70,097	—	70,097	72,644	566	72,078	—	72,078	70,548	686	69,862	—	69,862
General and administrative	43,235	1,012	42,223	—	42,223	47,688	841	46,847	—	46,847	43,792	733	43,059	—	43,059
Charge for vacant facilities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Acquisition-related charges	5,752	—	5,752	(5,752)	—	6,540	1	6,539	(6,539)	—	6,152	3	6,149	(6,149)	—

Total costs and expenses	327,982	7,497	320,485	(8,311)	312,174	414,018	7,703	406,315	(9,083)	397,232	362,286	7,948	354,338	(8,690)	345,648

Income (loss) from continuing operations	(88,660)	4,628	(93,288)	8,311	(84,977)	219,353	5,090	214,263	9,083	223,346	347,552	5,476	342,076	8,690	350,766

Interest and other income	7,490	110	7,380	—	7,380	7,170	321	6,849	—	6,849	4,767	42	4,725	—	4,725
Gains (losses) on marketable securities and other investments, net	147	—	147	(147)	—	90	—	90	(90)	—	107	—	107	(107)	—

Income (loss) from continuing operations before income taxes	(81,023)	4,738	(85,761)	8,164	(77,597)	226,613	5,411	221,202	8,993	230,195	352,426	5,518	346,908	8,583	355,491
Income tax (benefit) provision	(27,520)	1,800	(29,320)	2,937	(26,383)	77,092	2,056	75,036	3,230	78,266	88,140	2,097	86,043	34,824	120,867

Income (loss) from continuing operations	(53,503)	2,938	(56,441)	5,227	(51,214)	149,521	3,355	146,166	5,763	151,929	264,286	3,421	260,865	(26,241)	234,624
Net income (loss) from discontinued operations	(462)	(2,938)	2,476	(2,476)	—	(455)	(3,355)	2,900	(2,900)	—	(253)	(3,421)	3,168	(3,168)	—

Net income (loss)	$(53,965)	$—	$(53,965)	$2,751	$(51,214)	$149,066	$—	$149,066	$2,863	$151,929	$264,033	$—	$264,033	$(29,409)	$234,624

Basic net income (loss) per share from continuing operations	$(0.27)		$(0.28)		$(0.26)	$0.75		$0.74		$0.77	$1.36		$1.34		$1.21
Basic net income (loss) per share from discontinued operations	—		0.01		—	—		0.01		—	—		0.02		—

Basic net income (loss) per share	$(0.27)		$(0.27)		$(0.26)	$0.75		$0.75		$0.77	$1.36		$1.36		$1.21

Shares used in basic per share amounts	198,747		198,747		198,747	197,665		197,665		197,665	194,517		194,517		194,517

Diluted net income (loss) per share from continuing operations	$(0.27)		$(0.28)		$(0.26)	$0.73		$0.72		$0.75	$1.33		$1.31		$1.18
Diluted net income (loss) per share from discontinued operations	—		0.01		—	—		0.01		—	—		0.02		—

Diluted net income (loss) per share	$(0.27)		$(0.27)		$(0.26)	$0.73		$0.73		$0.75	$1.33		$1.33		$1.18

Shares used in diluted per share amounts	198,747		198,747		198,747	203,430		203,430		203,430	198,748		198,748		198,748

Segment operating income for ITS as reported in Intuit’s earnings press release dated May 18, 2005 excludes amortization of purchased assets and acquisition-related charges.

The non-GAAP financial measures above exclude amortization of purchased assets, acquisition-related charges, gains on marketable securities and discontinued operations for all periods.

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

Intuit Inc.
Statement of Operations
Reclassification for ITS Discontinued Operations and Reconciliation to Non-GAAP Financial Measures
Fiscal Year 2004

In thousands, except per share amounts
Unaudited

	Three Months Ended July 31, 2004					Twelve Months Ended July 31, 2004
	GAAP					GAAP
	Results		Results			Results		Results
	per		Excluding	Non-GAAP		per		Excluding	Non-GAAP
	Form 10-Q	ITS	ITS	Adjmts	Non-GAAP	Form 10-Q	ITS	ITS	Adjmts	Non-GAAP
Total net revenue	$272,329	$14,294	$258,035	$—	$258,035	$1,854,860	$52,636	$1,802,224	$—	$1,802,224
Revenue growth						13%		13%		13%

Costs and expenses:
Cost of product, service, other revenue	74,289	1,303	72,986	—	72,986	356,548	3,517	353,031	—	353,031
Amortization of purchased assets	3,354	812	2,542	(2,542)	—	13,187	3,001	10,186	(10,186)	—
Selling and marketing	114,704	4,160	110,544	—	110,544	559,913	18,526	541,387	—	541,387
Research and development	64,750	738	64,012	—	64,012	278,576	2,527	276,049	—	276,049
General and administrative	46,815	1,020	45,795	—	45,795	181,530	3,606	177,924	—	177,924
Charge for vacant facilities	729	—	729	—	729	729	—	729	—	729
Acquisition-related charges	4,999	4	4,995	(4,995)	—	23,443	8	23,435	(23,435)	—

Total costs and expenses	309,640	8,037	301,603	(7,537)	294,066	1,413,926	31,185	1,382,741	(33,621)	1,349,120

Income (loss) from continuing operations	(37,311)	6,257	(43,568)	7,537	(36,031)	440,934	21,451	419,483	33,621	453,104
Operating margin						24%		23%		25%

Interest and other income	11,417	(29)	11,446	—	11,446	30,844	444	30,400	—	30,400
Gains (losses) on marketable securities and other investments, net	1,385	—	1,385	(1,385)	—	1,729	—	1,729	(1,729)	—

Income (loss) from continuing operations before income taxes	(24,509)	6,228	(30,737)	6,152	(24,585)	473,507	21,895	451,612	31,892	483,504
Income tax (benefit) provision	(1,102)	2,367	(3,469)	(4,890)	(8,359)	136,610	8,320	128,290	36,101	164,391

Income (loss) from continuing operations	(23,407)	3,861	(27,268)	11,042	(16,226)	336,897	13,575	323,322	(4,209)	319,113
Net income (loss) from discontinued operations	(18,697)	(3,861)	(14,836)	14,836	—	(19,867)	(13,575)	(6,292)	6,292	—

Net income (loss)	$(42,104)	$—	$(42,104)	$25,878	$(16,226)	$317,030	$—	$317,030	$2,083	$319,113

Basic net income (loss) per share from continuing operations	$(0.12)		$(0.14)		$(0.09)	$1.72		$1.65		$1.63
Basic net income (loss) per share from discontinued operations	(0.10)		(0.08)		—	(0.10)		(0.03)		—

Basic net income (loss) per share	$(0.22)		$(0.22)		$(0.09)	$1.62		$1.62		$1.63

Shares used in basic per share amounts	190,893		190,893		190,893	195,455		195,455		195,455

Diluted net income (loss) per share from continuing operations	$(0.12)		$(0.14)		$(0.09)	$1.68		$1.61		$1.59
Diluted net income (loss) per share from discontinued operations	(0.10)		(0.08)		—	(0.10)		(0.03)		—

Diluted net income (loss) per share	$(0.22)		$(0.22)		$(0.09)	$1.58		$1.58		$1.59

Shares used in diluted per share amounts	190,893		190,893		190,893	200,081		200,081		200,081

Diluted earnings per share growth						-3%		-3%		19%

Segment operating income for ITS as reported in Intuit’s earnings press release dated May 18, 2005 excludes amortization of purchased assets and acquisition-related charges.

The non-GAAP financial measures above exclude amortization of purchased assets, acquisition-related charges, gains on marketable securities and discontinued operations for all periods.

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

Intuit Inc.
Statement of Operations
Reclassification for ITS Discontinued Operations and Reconciliation to Non-GAAP Financial Measures
Fiscal Year 2005

In thousands, except per share amounts
Unaudited

	Three Months Ended October 31, 2004					Three Months Ended January 31, 2005
	GAAP					GAAP
	Results		Results			Results		Results
	per		Excluding	Non-GAAP		per		Excluding	Non-GAAP
	Form 10-Q	ITS	ITS	Adjmts	Non-GAAP	Form 10-Q	ITS	ITS	Adjmts	Non-GAAP
Total net revenue	$265,990	$13,214	$252,776	$—	$252,776	$662,639	$14,395	$648,244	$—	$648,244

Costs and expenses:
Cost of product, service, other revenue	76,472	1,079	75,393	—	75,393	117,607	1,175	116,432	—	116,432
Amortization of purchased assets	3,354	813	2,541	(2,541)	—	3,439	813	2,626	(2,626)	—
Selling and marketing	133,135	4,589	128,546	—	128,546	177,985	4,527	173,458	—	173,458
Research and development	75,107	742	74,365	—	74,365	77,743	797	76,946	—	76,946
General and administrative	50,843	1,202	49,641	—	49,641	57,371	946	56,425	—	56,425
Acquisition-related charges	4,444	3	4,441	(4,441)	—	4,172	3	4,169	(4,169)	—

Total costs and expenses	343,355	8,428	334,927	(6,982)	327,945	438,317	8,261	430,056	(6,795)	423,261

Income (loss) from continuing operations	(77,365)	4,786	(82,151)	6,982	(75,169)	224,322	6,134	218,188	6,795	224,983

Interest and other income	3,951	96	3,855	—	3,855	3,088	106	2,982	—	2,982
Gains (losses) on marketable securities and other investments, net	158	—	158	(158)	—	60	—	60	(60)	—

Income (loss) from continuing operations before income taxes	(73,256)	4,882	(78,138)	6,824	(71,314)	227,470	6,240	221,230	6,735	227,965
Income tax (benefit) provision	(30,786)	1,855	(32,641)	8,394	(24,247)	78,627	2,371	76,256	1,252	77,508

Income (loss) from continuing operations	(42,470)	3,027	(45,497)	(1,570)	(47,067)	148,843	3,869	144,974	5,483	150,457
Net income (loss) from discontinued operations	(3,666)	(3,027)	(639)	639	—	(1,591)	(3,869)	2,278	(2,278)	—

Net income (loss)	$(46,136)	$—	$(46,136)	$(931)	$(47,067)	$147,252	$—	$147,252	$3,205	$150,457

Basic net income (loss) per share from continuing operations	$(0.22)		$(0.24)		$(0.25)	$0.80		$0.78		$0.81
Basic net income (loss) per share from discontinued operations	(0.02)		—		—	(0.01)		0.01		—

Basic net income (loss) per share	$(0.24)		$(0.24)		$(0.25)	$0.79		$0.79		$0.81

Shares used in basic per share amounts	188,346		188,346		188,346	186,331		186,331		186,331

Diluted net income (loss) per share from continuing operations	$(0.22)		$(0.24)		$(0.25)	$0.78		$0.76		$0.79
Diluted net income (loss) per share from discontinued operations	(0.02)		—		—	(0.01)		0.01		—

Diluted net income (loss) per share	$(0.24)		$(0.24)		$(0.25)	$0.77		$0.77		$0.79

Shares used in diluted per share amounts	188,346		188,346		188,346	190,100		190,100		190,100

Segment operating income for ITS as reported in Intuit’s earnings press release dated May 18, 2005 excludes amortization of purchased assets and acquisition-related charges.

The non-GAAP financial measures above exclude amortization of purchased assets, acquisition-related charges, gains on marketable securities and discontinued operations for all periods.

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

Intuit Inc.
Statement of Operations
Reclassification for ITS Discontinued Operations and Reconciliation to Non-GAAP Financial Measures
Fiscal Year 2005

In thousands, except per share amounts
Unaudited

	Three Months Ended April 30, 2005					Nine Months Ended April 30, 2005
	GAAP					GAAP
	Results		Results			Results		Results
	per		Excluding	Non-GAAP		per		Excluding	Non-GAAP
	Form 10-Q	ITS	ITS	Adjmts	Non-GAAP	Form 10-Q	ITS	ITS	Adjmts	Non-GAAP

Total net revenue	$849,505	$14,641	$834,864	$—	$834,864	$1,778,134	$42,250	$1,735,884	$—	$1,735,884

Costs and expenses:
Cost of product, service, other revenue	103,121	1,151	101,970	—	101,970	297,200	3,405	293,795	—	293,795
Amortization of purchased assets	3,354	812	2,542	(2,542)	—	10,147	2,438	7,709	(7,709)	—
Selling and marketing	163,064	5,029	158,035	—	158,035	474,184	14,145	460,039	—	460,039
Research and development	79,422	1,028	78,394	—	78,394	232,272	2,567	229,705	—	229,705
General and administrative	70,508	2,765	67,743	—	67,743	178,722	4,913	173,809	—	173,809
Acquisition-related charges	3,970	4	3,966	(3,966)	—	12,586	10	12,576	(12,576)	—

Total costs and expenses	423,439	10,789	412,650	(6,508)	406,142	1,205,111	27,478	1,177,633	(20,285)	1,157,348

Income (loss) from continuing operations	426,066	3,852	422,214	6,508	428,722	573,023	14,772	558,251	20,285	578,536

Interest and other income	5,802	75	5,727	—	5,727	12,841	277	12,564	—	12,564
Gains (losses) on marketable securities and other investments, net	124	—	124	(124)	—	342	—	342	(342)	—

Income (loss) from continuing operations before income taxes	431,992	3,927	428,065	6,384	434,449	586,206	15,049	571,157	19,943	591,100
Income tax (benefit) provision	131,485	1,493	129,992	17,721	147,713	179,326	5,719	173,607	27,367	200,974

Income (loss) from continuing operations	300,507	2,434	298,073	(11,337)	286,736	406,880	9,330	397,550	(7,424)	390,126
Net income (loss) from discontinued operations	—	(2,434)	2,434	(2,434)	—	(5,257)	(9,330)	4,073	(4,073)	—

Net income (loss)	$300,507	$—	$300,507	$(13,771)	$286,736	$401,623	$—	$401,623	$(11,497)	$390,126

Basic net income (loss) per share from continuing operations	$1.64		$1.63		$1.56	$2.19		$2.14		$2.10
Basic net income (loss) per share from discontinued operations	—		0.01		—	(0.03)		0.02		—

Basic net income (loss) per share	$1.64		$1.64		$1.56	$2.16		$2.16		$2.10

Shares used in basic per share amounts	183,422		183,422		183,422	186,062		186,062		186,062

Diluted net income (loss) per share from continuing operations	$1.61		$1.60		$1.53	$2.14		$2.10		$2.06
Diluted net income (loss) per share from discontinued operations	—		0.01		—	(0.02)		0.02		—

Diluted net income (loss) per share	$1.61		$1.61		$1.53	$2.12		$2.12		$2.06

Shares used in diluted per share amounts	186,887		186,887		186,887	189,808		189,808		189,808

Segment operating income for ITS as reported in Intuit’s earnings press release dated May 18, 2005 excludes amortization of purchased assets and acquisition-related charges.

The non-GAAP financial measures above exclude amortization of purchased assets, acquisition-related charges, gains on marketable securities and discontinued operations for all periods.

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

Intuit Inc.
Reconciliation of Guidance for Non-GAAP Financial Measures to Projected GAAP Revenue, Operating Income and EPS
All Figures Except GAAP EPS Exclude Intuit Information Technology Solutions

In thousands, except per share amounts
Unaudited

	Three Months Ending July 31, 2005
	Non-GAAP				GAAP
	Range of Estimate				Range of Estimate
	From	To	Adjustments		From	To
Revenue	$270,000	$285,000	$—		$270,000	$285,000
Operating loss	(45,000)	(35,000)	(6,500	) [a]	(51,500)	(41,500)
Diluted loss per share	$(0.12)	$(0.09)	$—	[b]	$(0.12)	$(0.09)
Shares	180,000	183,000	—		180,000	183,000

	Twelve Months Ending July 31, 2005
	Non-GAAP				GAAP
	Range of Estimate				Range of Estimate
	From	To	Adjustments		From	To
Revenue	$2,005,000	$2,020,000	$—		$2,005,000	$2,020,000
Revenue growth	11%	12%	—		11%	12%
Operating income	535,000	545,000	(26,800	) [c]	508,200	518,200
Diluted earnings per share	$1.96	$1.99	$0.06	[d]	$2.02	$2.05
Diluted earnings per share growth	23%	25%	5	% [d]	28%	30%
Shares	189,000	194,000	—		189,000	194,000

[a]	Reflects estimated adjustments for amortization of purchased software of approximately $2.5 million and amortization of purchased intangible assets of approximately $4.0 million.
[b]	Reflects the adjustments in item [a], income tax expense related to these adjustments and estimated net income from discontinued operations of $4.0 million.
[c]	Reflects estimated adjustments for amortization of purchased software of approximately $10.3 million and amortization of purchased intangible assets of approximately $16.5 million.
[d]	Reflects the adjustments in item [c], income tax expense related to these adjustments and estimated net income from discontinued operations of $8.0 million.

The non-GAAP financial measures above should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are not prepared in accordance with GAAP and likely are different from non-GAAP financial measures used by other companies. Intuit’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding Intuit’s core operating results because they exclude amounts that are not necessarily related to Intuit’s core operating results. Intuit’s management refers to these non-GAAP financial measures in assessing the performance of Intuit’s ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Intuit’s historical operating results. In addition, Intuit has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Intuit computes non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

The reconciliations of the forward-looking non-GAAP financial measures to GAAP in this table include all information reasonably available to Intuit at the date of this reconciliation. The adjustments in this table are those that management can predict. Intuit’s non-GAAP financial measures exclude acquisition-related charges, discontinued operations and gains and losses on marketable securities. Events that could cause the reconciliation to change include acquisitions and divestitures of businesses, goodwill and other asset impairments and sales of marketable securities.

Cautions About Forward-Looking Statements

This financial information contains forward-looking statements, including forecasts of our expected financial results. The numbers provided under the headings “Forecast Q405” and “Forecast FY05” in the table entitled “Intuit Non-GAAP Statement of Operations (excluding ITS)” and all of the numbers provided in the table entitled “Reconciliation of Guidance for Non- GAAP Financial Measures to Projected GAAP Revenue, Operating Income and EPS” are forward-looking statements. A number of risks and uncertainties may cause our actual results to differ materially from our expressed expectations. Some of the important factors that could cause our results to differ include the following. Our revenue, profitability and market position could be negatively impacted in an unpredictable manner due to product introductions and price competition from our competitors, including competition from Microsoft, which recently announced its intention to target small business customers with accounting software and associated services, and governmental encroachment in our tax businesses. Our participation in the Free File Alliance may result in lost revenue due to potential customers filing free federal returns and electing not to pay for state filing or other services and cannibalization of our traditional paid franchise. Our revenue and earnings are highly seasonal and the timing of our revenue between quarters is difficult to predict, which may cause significant quarterly fluctuations in our financial results. It is a challenge for us to predict tax-related revenues due to the heavy concentration of activity in a short time period. Revenue growth for some of our products is slowing, and we must successfully introduce new products and services to meet our growth and profitability objectives. Our new product offerings may not succeed or they may negatively impact our profitability if customers elect to purchase lower-priced simplified offerings instead of our higher priced offerings. We have implemented new information systems, and any problems with these new systems could interfere with our ability to ship and deliver products and gather information to manage effectively our business. Litigation involving intellectual property, antitrust, shareholder and other matters may increase our costs. Our failure to maintain reliable and responsive service levels for our offerings could cause us to lose customers and negatively impact our revenues and profitability. More details about these and other risks that may impact our business are included in our Form 10-K for fiscal 2004 and in subsequent Form 10-Q and other SEC filings. You can locate these reports through our website at http://www.intuit.com/about_intuit/investors. We do not undertake any duty to update the information in this financial information except as otherwise required by law.